Exhibit 99.1
FOR IMMEDIATE RELEASE
July 24, 2025
For further information contact:
Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer, or
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR END 2025 RESULTS
AND DECLARATION OF $0.11 PER SHARE CASH DIVIDEND

Fairfield, N.J., July 24, 2025 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended June 30, 2025 of $6.8 million, or $0.11 per diluted share, compared to $6.6 million, or $0.11 per diluted share, for the quarter ended March 31, 2025.

For the fiscal year ended June 30, 2025, the Company reported net income of $26.1 million, or $0.42 per diluted share, compared to a net loss of $86.7 million, or $1.39 per diluted share, for the fiscal year ended June 30, 2024. Excluding the impact of a non-cash, after-tax, goodwill impairment of $95.3 million and other non-recurring transactions, adjusted net income for the fiscal year ended June 30, 2024 was $28.2 million, or $0.45 per diluted share.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.11 per share, payable on August 26, 2025, to stockholders of record as of August 12, 2025.

Craig L. Montanaro, President and Chief Executive Officer, commented, “We are pleased to report 23% growth in pre-tax, pre-provision earnings per share this quarter, driven by ten basis points of net interest margin expansion. In addition, credit quality remains exceptional, with negligible net charge-offs for both the quarter and the fiscal year.”

Mr. Montanaro continued, “These results reflect the successful execution of our strategy and the tailwinds provided by the natural repricing of our loan and time deposit portfolios. Looking ahead, we remain confident in our ability to deliver sustained earnings growth and continued margin expansion, creating long-term value for our shareholders.”

Fourth Quarter Highlights
•Net interest margin increased 10 basis points to 2.00%, while net interest income increased 5.3% to $35.8 million.
•Pre-tax, pre-provision earnings per share increased 23% to $0.16 per diluted share.
•Net charge-offs were less than 0.01% of average loans, reflecting strong underwriting and exceptional credit quality.
•Non-interest expense to average assets was 1.58%, reflecting disciplined expense management.
•The Company received regulatory approval to consolidate three branch locations, scheduled to close in October 2025. These closures are expected to have minimal impact on the Company’s financial results.

Balance Sheet
•Total assets were $7.74 billion at June 30, 2025, an increase of $7.3 million, or 0.1%, from March 31, 2025 and an increase of $57.0 million, or 0.7%, from June 30, 2024.
•Investment securities totaled $1.13 billion at June 30, 2025, an increase of $4.9 million, or 0.4%, from March 31, 2025 and a decrease of $75.4 million, or 6.2%, from June 30, 2024.
•Loans receivable totaled $5.81 billion at June 30, 2025, a decrease of $33.2 million, or 0.6%, from March 31, 2025 and an increase of $80.2 million, or 1.4%, from June 30, 2024.
•Deposits were $5.68 billion at June 30, 2025, a decrease of $32.1 million, or 0.6%, from March 31, 2025 and an increase of $517.1 million, or 10.0%, from June 30, 2024. The decrease from March 31, 2025 was primarily driven by a decline in interest bearing demand deposits, partially offset by an increase in certificates of deposits (“CDs”). The increase from June 30, 2024 was primarily driven by a reallocation from Federal Home Loan Bank (“FHLB”) advances into brokered CDs, reflecting more favorable funding costs, and growth in deposits from our branch network and digital channels.

•Borrowings were $1.26 billion at June 30, 2025, an increase of $42.5 million, or 3.5%, from March 31, 2025 and a decrease of $453.3 million, or 26.5%, from June 30, 2024.
•At June 30, 2025, the Company maintained available secured borrowing capacity with the FHLB and the Federal Reserve Discount Window of $2.22 billion, representing 28.7% of total assets.
Earnings
Net Interest Income and Net Interest Margin
•Net interest margin increased by 10 basis points to 2.00% for the quarter ended June 30, 2025 and declined six basis points to 1.88% for the year ended June 30, 2025. The quarterly improvement was driven by higher yields and average balances on loans receivable, a reduction in interest-bearing deposits, and broad-based declines in deposit rates. The year-over-year decline reflected higher costs on interest-bearing liabilities and a lower average balance of interest-earning assets, partially offset by improved asset yields and a reduction in the average balance of interest-bearing liabilities.
•For the quarter ended June 30, 2025, net interest income increased $1.8 million, or 5.3%, to $35.8 million from $34.0 million for the quarter ended March 31, 2025. Included in net interest income for the quarters ended June 30, 2025 and March 31, 2025, was purchase accounting accretion of $511,000 in each period and loan prepayment penalty income of $217,000 and $226,000, respectively.
•For the year ended June 30, 2025, net interest income decreased $7.7 million, or 5.4%, to $134.9 million from $142.6 million for the year ended June 30, 2024. Included in net interest income for the years ended June 30, 2025 and 2024, respectively, was purchase accounting accretion of $2.4 million and $2.6 million and loan prepayment penalty income of $783,000 and $879,000.
Non-Interest Income
•For the quarter ended June 30, 2025, non-interest income increased $429,000, or 9.4%, to $5.0 million from $4.6 million for the quarter ended March 31, 2025, primarily driven by increases in income from bank owned life insurance (“BOLI”), gain on sale of loans and electronic banking fees and charges.
•Income from BOLI increased $252,000 to $2.9 million for the quarter ended June 30, 2025 from $2.6 million for the quarter ended March 31, 2025, primarily driven by $223,000 in non-recurring payments on two life insurance policies in the current period. No such non-recurring items were recorded in the prior period.
•Gain on sale of loans increased $78,000 to $190,000 for the quarter ended June 30, 2025 from $112,000 for the quarter ended March 31, 2025.
•For the year ended June 30, 2025, non-interest income increased $21.0 million to $19.1 million from a loss of $2.0 million for the year ended June 30, 2024. The increase was primarily attributable to the absence of an $18.1 million pre-tax loss related to the investment securities portfolio repositioning executed during December 2023 and the absence of a non-recurring pre-tax loss of $884,000 attributable to the sale of three related nonperforming commercial real estate loans held-for-sale in the year ended June 30, 2024. No such losses were recorded during the year ended June 30, 2025.
Non-Interest Expense
•For the quarter ended June 30, 2025, non-interest expense increased $503,000, or 1.7%, to $30.9 million from $30.4 million for the quarter ended March 31, 2025, primarily driven by increases in salary and benefits and other expenses, partially offset by a decrease in net occupancy expense.
•Salary and benefits expense increased $393,000 to $18.1 million for the quarter ended June 30, 2025 from $17.7 million for the quarter ended March 31, 2025, primarily driven by the absence of a $427,000 non-recurring decrease in stock-based compensation recorded in the prior period.
•Net occupancy expense of premises decreased $255,000 to $2.8 million for the quarter ended June 30, 2025 from $3.1 million for the quarter ended March 31, 2025, primarily driven by lower snow removal expenses recorded in the current period.
•Other expense increased $324,000 to $3.6 million for the quarter ended June 30, 2025 from $3.3 million for the quarter ended March 31, 2025, primarily due to a non-recurring increase in professional fees incurred during the period. The remaining changes in the other components of non-interest expense between comparative periods generally reflected normal operating fluctuations within those line items.

•For the year ended June 30, 2025, non-interest expense decreased $94.5 million, or 43.9%, to $120.6 million from $215.2 million for the year ended June 30, 2024, primarily reflecting the absence of a non-cash goodwill impairment recognized in the prior year period. Excluding the goodwill impairment, adjusted non-interest expense for the year ended June 30, 2025 increased $2.8 million, or 2.4%, from $117.8 million in the prior year period. The increase was primarily attributable to an increase in salary and benefits expense attributable to annual merit increases and higher incentive compensation.
Income Taxes
•Income tax expense totaled $1.4 million for the quarter ended June 30, 2025 compared to $1.2 million for the quarter ended March 31, 2025, resulting in an effective tax rate of 17.0% and 15.3%, respectively.
•Income tax expense totaled $4.9 million for the year ended June 30, 2025 compared to $5.9 million for the year ended June 30, 2024. The decrease in income tax expense was primarily driven by the absence of a $5.7 million tax expense related to the surrender of BOLI policies in the prior year period, partially offset by higher pre-tax income in the current year period.
Asset Quality
•The balance of non-performing assets increased $7.9 million to $45.6 million, or 0.59% of total assets, at June 30, 2025, from $37.7 million, or 0.49% of total assets, at March 31, 2025. The balance of non-performing assets was $39.9 million, or 0.52% of total assets, at June 30, 2024. The increase from March 31, 2025 was primarily driven by two multifamily relationships totaling $6.1 million that were placed on non-accrual status.
•Net charge-offs totaled $49,000, or less than 0.01% of average loans, on an annualized basis, for the quarter ended June 30, 2025, compared to $368,000, or 0.03% of average loans, on an annualized basis, for the quarter ended March 31, 2025. For the year ended June 30, 2025, net charge-offs totaled $1.1 million, or 0.02% of average loans, compared to $10.0 million, or 0.17% of average loans, for the year ended June 30, 2024.
•For the quarter ended June 30, 2025, the Company recorded a provision for credit losses of $1.8 million, compared to $366,000 for the quarter ended March 31, 2025. The provision for credit losses for the quarter ended June 30, 2025 was driven by an $805,000 reserve related to a non-performing wholesale commercial and industrial (“C&I”) loan, representing the final wholesale C&I loan in the portfolio. Additionally, the current quarter’s provision included a $1.1 million increase in reserves on individually evaluated loans. For the years ended June 30, 2025 and June 30, 2024, the Company recorded a provision for credit losses of $2.4 million and $6.2 million, respectively.
•The allowance for credit losses (“ACL”) was $46.2 million, or 0.79% of total loans, at June 30, 2025, an increase of $1.7 million from $44.5 million, or 0.76% of total loans, at March 31, 2025. The ACL was $44.9 million, or 0.78% of total loans, at June 30, 2024.
Capital
•For the quarter ended June 30, 2025, book value per share and tangible book value per share decreased $0.03, or 0.3%, to $11.55 and $9.77, respectively, compared to the prior period.
•At June 30, 2025, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $79.6 million, partially offset by after-tax unrealized gains on derivatives of $6.9 million. After-tax net unrecognized losses on securities held to maturity of $9.6 million were not reflected in total stockholders’ equity.
•At June 30, 2025, the Company’s tangible equity to tangible assets ratio equaled 8.27% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q4 2025 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.

Non-GAAP Measures
This earnings release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as a reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information that is important to an understanding of the results of the Company’s core business as well as provide information standard in the financial institution industry. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	March 31, 2025	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$167,269	$126,095	$41,174	32.7%
Securities available for sale	1,012,969	1,003,393	9,576	1.0%
Securities held to maturity	120,217	124,859	(4,642)	-3.7%
Loans held-for-sale	5,931	6,187	(256)	-4.1%
Loans receivable	5,812,937	5,846,175	(33,238)	-0.6%
Less: allowance for credit losses on loans	(46,191)	(44,455)	1,736	3.9%
Net loans receivable	5,766,746	5,801,720	(34,974)	-0.6%
Premises and equipment	43,897	44,192	(295)	-0.7%
Federal Home Loan Bank stock	64,261	62,261	2,000	3.2%
Accrued interest receivable	28,098	28,521	(423)	-1.5%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	1,436	1,554	(118)	-7.6%
Bank owned life insurance	304,717	303,629	1,088	0.4%
Deferred income taxes, net	55,203	52,913	2,290	4.3%
Other assets	56,181	64,292	(8,111)	-12.6%
Total assets	$7,740,450	$7,733,141	$7,309	0.1%

Liabilities
Deposits:
Non-interest-bearing	$582,045	$587,118	$(5,073)	-0.9%
Interest-bearing	5,093,172	5,120,230	(27,058)	-0.5%
Total deposits	5,675,217	5,707,348	(32,131)	-0.6%
Borrowings	1,256,491	1,213,976	42,515	3.5%
Advance payments by borrowers for taxes	19,317	19,981	(664)	-3.3%
Other liabilities	43,463	43,723	(260)	-0.6%
Total liabilities	6,994,488	6,985,028	9,460	0.1%

Stockholders' Equity
Common stock	646	646	—	—%
Paid-in capital	494,546	494,131	415	0.1%
Retained earnings	341,744	341,921	(177)	-0.1%
Unearned ESOP shares	(18,970)	(19,457)	487	2.5%
Accumulated other comprehensive loss	(72,004)	(69,128)	(2,876)	-4.2%
Total stockholders' equity	745,962	748,113	(2,151)	-0.3%
Total liabilities and stockholders' equity	$7,740,450	$7,733,141	$7,309	0.1%

Consolidated capital ratios
Equity to assets	9.64%	9.67%	-0.03%
Tangible equity to tangible assets (1)	8.27%	8.31%	-0.04%

Share data
Outstanding shares	64,577	64,580	(3)	-0.0%
Book value per share	$11.55	$11.58	$(0.03)	-0.3%
Tangible book value per share (2)	$9.77	$9.80	$(0.03)	-0.3%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2025	March 31, 2025
Interest income
Loans	$66,485	$64,768	$1,717	2.7%
Taxable investment securities	12,322	12,738	(416)	-3.3%
Tax-exempt investment securities	49	55	(6)	-10.9%
Other interest-earning assets	1,549	1,773	(224)	-12.6%
Total interest income	80,405	79,334	1,071	1.3%

Interest expense
Deposits	33,607	34,912	(1,305)	-3.7%
Borrowings	10,955	10,380	575	5.5%
Total interest expense	44,562	45,292	(730)	-1.6%
Net interest income	35,843	34,042	1,801	5.3%
Provision for credit losses	1,785	366	1,419	387.7%
Net interest income after provision for credit losses	34,058	33,676	382	1.1%

Non-interest income
Fees and service charges	655	573	82	14.3%
Gain on sale of loans	190	112	78	69.6%
Income from bank owned life insurance	2,869	2,617	252	9.6%
Electronic banking fees and charges	442	391	51	13.0%
Other income	835	869	(34)	-3.9%
Total non-interest income	4,991	4,562	429	9.4%

Non-interest expense
Salaries and employee benefits	18,093	17,700	393	2.2%
Net occupancy expense of premises	2,820	3,075	(255)	-8.3%
Equipment and systems	4,030	3,921	109	2.8%
Advertising and marketing	615	609	6	1.0%
Federal deposit insurance premium	1,395	1,450	(55)	-3.8%
Directors' compensation	307	326	(19)	-5.8%
Other expense	3,633	3,309	324	9.8%
Total non-interest expense	30,893	30,390	503	1.7%
Income before income taxes	8,156	7,848	308	3.9%
Income taxes	1,387	1,200	187	15.6%
Net income	$6,769	$6,648	$121	1.8%

Net income per common share (EPS)
Basic	$0.11	$0.11	$—
Diluted	$0.11	$0.11	$—

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,946	$6,933	$13
Dividend payout ratio	102.6%	104.3%	-1.7%

Weighted average number of common shares outstanding
Basic	62,597	62,548	49
Diluted	62,755	62,713	42

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2025	March 31, 2025
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,830,421	$5,805,045	$25,376	0.4%
Taxable investment securities	1,227,825	1,251,612	(23,787)	-1.9%
Tax-exempt investment securities	8,039	9,135	(1,096)	-12.0%
Other interest-earning assets	117,622	110,736	6,886	6.2%
Total interest-earning assets	7,183,907	7,176,528	7,379	0.1%
Non-interest-earning assets	454,975	457,206	(2,231)	-0.5%
Total assets	$7,638,882	$7,633,734	$5,148	0.1%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,342,523	$2,405,974	$(63,451)	-2.6%
Savings	754,192	751,243	2,949	0.4%
Certificates of deposit (retail)	1,215,661	1,215,767	(106)	-0.0%
Certificates of deposit (brokered)	744,345	730,612	13,733	1.9%
Total interest-bearing deposits	5,056,721	5,103,596	(46,875)	-0.9%
Borrowings:
Federal Home Loan Bank advances	1,083,902	1,028,958	54,944	5.3%
Other borrowings	107,582	93,389	14,193	15.2%
Total borrowings	1,191,484	1,122,347	69,137	6.2%
Total interest-bearing liabilities	6,248,205	6,225,943	22,262	0.4%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	582,085	602,647	(20,562)	-3.4%
Other non-interest-bearing liabilities	64,405	59,919	4,486	7.5%
Total non-interest-bearing liabilities	646,490	662,566	(16,076)	-2.4%
Total liabilities	6,894,695	6,888,509	6,186	0.1%
Stockholders' equity	744,187	745,225	(1,038)	-0.1%
Total liabilities and stockholders' equity	$7,638,882	$7,633,734	$5,148	0.1%

Average interest-earning assets to average interest-bearing liabilities	114.98%	115.27%	-0.29%	-0.3%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	June 30, 2025	March 31, 2025
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.56%	4.46%	0.10%
Taxable investment securities	4.01%	4.07%	-0.06%
Tax-exempt investment securities (1)	2.43%	2.43%	—%
Other interest-earning assets	5.27%	6.40%	-1.13%
Total interest-earning assets	4.48%	4.42%	0.06%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.63%	2.73%	-0.10%
Savings	1.33%	1.30%	0.03%
Certificates of deposit (retail)	3.56%	3.73%	-0.17%
Certificates of deposit (brokered)	2.62%	2.58%	0.04%
Total interest-bearing deposits	2.66%	2.74%	-0.08%
Borrowings:
Federal Home Loan Bank advances	3.60%	3.63%	-0.03%
Other borrowings	4.45%	4.41%	0.04%
Total borrowings	3.68%	3.70%	-0.02%
Total interest-bearing liabilities	2.85%	2.91%	-0.06%

Interest rate spread (2)	1.62%	1.51%	0.11%
Net interest margin (3)	2.00%	1.90%	0.10%

Non-interest income to average assets (annualized)	0.26%	0.24%	0.02%
Non-interest expense to average assets (annualized)	1.62%	1.59%	0.03%

Efficiency ratio (4)	75.66%	78.72%	-3.06%

Return on average assets (annualized)	0.35%	0.35%	—%
Return on average equity (annualized)	3.64%	3.57%	0.07%
Return on average tangible equity (annualized) (5)	4.36%	4.28%	0.08%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	June 30, 2024	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$167,269	$63,864	$103,405	161.9%
Securities available for sale	1,012,969	1,072,833	(59,864)	-5.6%
Securities held to maturity	120,217	135,742	(15,525)	-11.4%
Loans held-for-sale	5,931	6,036	(105)	-1.7%
Loans receivable	5,812,937	5,732,787	80,150	1.4%
Less: allowance for credit losses on loans	(46,191)	(44,939)	1,252	2.8%
Net loans receivable	5,766,746	5,687,848	78,898	1.4%
Premises and equipment	43,897	44,940	(1,043)	-2.3%
Federal Home Loan Bank of New York stock	64,261	80,300	(16,039)	-20.0%
Accrued interest receivable	28,098	29,521	(1,423)	-4.8%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	1,436	1,931	(495)	-25.6%
Bank owned life insurance	304,717	297,874	6,843	2.3%
Deferred income tax assets, net	55,203	50,339	4,864	9.7%
Other assets	56,181	98,708	(42,527)	-43.1%
Total assets	$7,740,450	$7,683,461	$56,989	0.7%

Liabilities
Deposits:
Non-interest-bearing	$582,045	$598,366	$(16,321)	-2.7%
Interest-bearing	5,093,172	4,559,757	533,415	11.7%
Total deposits	5,675,217	5,158,123	517,094	10.0%
Borrowings	1,256,491	1,709,789	(453,298)	-26.5%
Advance payments by borrowers for taxes	19,317	17,409	1,908	11.0%
Other liabilities	43,463	44,569	(1,106)	-2.5%
Total liabilities	6,994,488	6,929,890	64,598	0.9%

Stockholders' Equity
Common stock	$646	$644	$2	0.3%
Paid-in capital	494,546	493,680	866	0.2%
Retained earnings	341,744	343,326	(1,582)	-0.5%
Unearned ESOP shares	(18,970)	(20,916)	1,946	9.3%
Accumulated other comprehensive loss	(72,004)	(63,163)	(8,841)	-14.0%
Total stockholders' equity	745,962	753,571	(7,609)	-1.0%
Total liabilities and stockholders' equity	$7,740,450	$7,683,461	$56,989	0.7%

Consolidated capital ratios
Equity to assets	9.64%	9.81%	-0.17%
Tangible equity to tangible assets (1)	8.27%	8.43%	-0.16%

Share data
Outstanding shares	64,577	64,434	143	0.2%
Book value per share	$11.55	$11.70	$(0.15)	-1.3%
Tangible book value per share (2)	$9.77	$9.90	$(0.13)	-1.3%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	June 30, 2024	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Interest income
Loans	$262,992	$256,007	$6,985	2.7%
Taxable investment securities	53,247	63,313	(10,066)	-15.9%
Tax-exempt investment securities	234	336	(102)	-30.4%
Other interest-earning assets	8,003	9,212	(1,209)	-13.1%
Total Interest Income	324,476	328,868	(4,392)	-1.3%

Interest expense
Deposits	140,258	122,414	17,844	14.6%
Borrowings	49,275	63,860	(14,585)	-22.8%
Total interest expense	189,533	186,274	3,259	1.7%
Net interest income	134,943	142,594	(7,651)	-5.4%
Provision for credit losses	2,366	6,226	(3,860)	-62.0%
Net interest income after provision for credit losses	132,577	136,368	(3,791)	-2.8%

Non-interest income
Fees and service charges	2,490	2,609	(119)	-4.6%
Loss on sale and call of securities	—	(18,135)	18,135	100.0%
Gain (loss) on sale of loans	806	(282)	1,088	385.8%
Loss on sale of real estate owned	—	(974)	974	100.0%
Income from bank owned life insurance	10,672	9,076	1,596	17.6%
Electronic banking fees and charges	1,717	2,357	(640)	-27.2%
Other income	3,367	3,356	11	0.3%
Total non-interest income	19,052	(1,993)	21,045	1,055.9%

Non-interest expense
Salaries and employee benefits	70,870	69,220	1,650	2.4%
Net occupancy expense of premises	11,524	11,033	491	4.5%
Equipment and systems	15,703	15,223	480	3.2%
Advertising and marketing	1,877	1,396	481	34.5%
Federal deposit insurance premium	5,911	5,980	(69)	-1.2%
Directors' compensation	1,355	1,506	(151)	-10.0%
Goodwill Impairment	—	97,370	(97,370)	-100.0%
Other expense	13,390	13,423	(33)	-0.2%
Total non-interest expense	120,630	215,151	(94,521)	-43.9%
Income (loss) before income taxes	30,999	(80,776)	111,775	138.4%
Income taxes	4,924	5,891	(967)	-16.4%
Net income (loss)	$26,075	$(86,667)	$112,742	130.1%

Net income (loss) per common share (EPS)
Basic	$0.42	$(1.39)	$1.81
Diluted	$0.42	$(1.39)	$1.81

Dividends declared
Cash dividends declared per common share	$0.44	$0.44	$—
Cash dividends declared	$27,657	$27,618	$39
Dividend payout ratio	106.1%	-31.9%	138%

Weighted average number of common shares outstanding
Basic	62,508	62,444	64
Diluted	62,716	62,444	272

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2025	June 30, 2024	Variance or Change	Variance or Change Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,789,583	$5,752,496	$37,087	0.6%
Taxable investment securities	1,270,262	1,438,200	(167,938)	-11.7%
Tax-exempt investment securities	9,791	14,718	(4,927)	-33.5%
Other interest-earning assets	119,224	131,019	(11,795)	-9.0%
Total interest-earning assets	7,188,860	7,336,433	(147,573)	-2.0%
Non-interest-earning assets	459,986	541,859	(81,873)	-15.1%
Total assets	$7,648,846	$7,878,292	$(229,446)	-2.9%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,335,972	$2,308,893	$27,079	1.2%
Savings	721,115	662,981	58,134	8.8%
Certificates of deposit (retail)	1,213,015	1,278,535	(65,520)	-5.1%
Certificates of deposit (brokered)	689,011	500,147	188,864	37.8%
Total interest-bearing deposits	4,959,113	4,750,556	208,557	4.4%
Borrowings:
Federal Home Loan Bank Advances	1,131,662	1,458,941	(327,279)	-22.4%
Other borrowings	149,041	184,768	(35,727)	-19.3%
Total borrowings	1,280,703	1,643,709	(363,006)	-22.1%
Total interest-bearing liabilities	6,239,816	6,394,265	(154,449)	-2.4%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	597,197	595,266	1,931	0.3%
Other non-interest-bearing liabilities	64,831	64,444	387	0.6%
Total non-interest-bearing liabilities	662,028	659,710	2,318	0.4%
Total liabilities	6,901,844	7,053,975	(152,131)	-2.2%
Stockholders' equity	747,002	824,317	(77,315)	-9.4%
Total liabilities and stockholders' equity	$7,648,846	$7,878,292	$(229,446)	-2.9%

Average interest-earning assets to average interest-bearing liabilities	115.21%	114.73%	0.48%	0.4%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Year Ended
	June 30, 2025	June 30, 2024	Variance or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.54%	4.45%	0.09%
Taxable investment securities	4.19%	4.40%	-0.21%
Tax-exempt investment securities (1)	2.39%	2.28%	0.11%
Other interest-earning assets	6.71%	7.03%	-0.32%
Total interest-earning assets	4.51%	4.48%	0.03%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.86%	2.91%	-0.05%
Savings	1.25%	0.50%	0.75%
Certificates of deposit (retail)	3.87%	3.27%	0.60%
Certificates of deposit (brokered)	2.54%	2.03%	0.51%
Total interest-bearing deposits	2.83%	2.58%	0.25%
Borrowings:
Federal Home Loan Bank Advances	3.71%	3.70%	0.01%
Other borrowings	4.87%	5.36%	-0.49%
Total borrowings	3.85%	3.89%	-0.04%
Total interest-bearing liabilities	3.04%	2.91%	0.13%

Interest rate spread (2)	1.47%	1.57%	-0.10%
Net interest margin (3)	1.88%	1.94%	-0.06%

Non-interest income to average assets	0.25%	-0.03%	0.28%
Non-interest expense to average assets	1.58%	2.73%	-1.15%

Efficiency ratio (4)	78.33%	153.02%	-74.69%

Return on average assets	0.34%	-1.10%	1.44%
Return on average equity	3.49%	-10.51%	14.00%
Return on average tangible equity (5)	4.18%	-13.64%	17.82%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$167,269	$126,095	$141,554	$155,574	$63,864
Securities available for sale	1,012,969	1,003,393	1,018,279	1,070,811	1,072,833
Securities held to maturity	120,217	124,859	127,266	132,256	135,742
Loans held-for-sale	5,931	6,187	5,695	8,866	6,036
Loans receivable	5,812,937	5,846,175	5,791,758	5,784,246	5,732,787
Less: allowance for credit losses on loans	(46,191)	(44,455)	(44,457)	(44,923)	(44,939)
Net loans receivable	5,766,746	5,801,720	5,747,301	5,739,323	5,687,848
Premises and equipment	43,897	44,192	45,127	45,189	44,940
Federal Home Loan Bank stock	64,261	62,261	64,443	57,706	80,300
Accrued interest receivable	28,098	28,521	27,772	29,467	29,521
Goodwill	113,525	113,525	113,525	113,525	113,525
Core deposit intangible	1,436	1,554	1,679	1,805	1,931
Bank owned life insurance	304,717	303,629	301,339	300,186	297,874
Deferred income taxes, net	55,203	52,913	53,325	50,131	50,339
Other assets	56,181	64,292	84,080	67,540	98,708
Total assets	$7,740,450	$7,733,141	$7,731,385	$7,772,379	$7,683,461

Liabilities
Deposits:
Non-interest-bearing	$582,045	$587,118	$601,510	$592,099	$598,366
Interest-bearing	5,093,172	5,120,230	5,069,550	4,878,413	4,559,757
Total deposits	5,675,217	5,707,348	5,671,060	5,470,512	5,158,123
Borrowings	1,256,491	1,213,976	1,258,949	1,479,888	1,709,789
Advance payments by borrowers for taxes	19,317	19,981	17,986	17,824	17,409
Other liabilities	43,463	43,723	38,537	52,618	44,569
Total liabilities	6,994,488	6,985,028	6,986,532	7,020,842	6,929,890

Stockholders' Equity
Common stock	646	646	646	646	644
Paid-in capital	494,546	494,131	494,092	493,523	493,680
Retained earnings	341,744	341,921	342,155	342,522	343,326
Unearned ESOP shares	(18,970)	(19,457)	(19,943)	(20,430)	(20,916)
Accumulated other comprehensive loss	(72,004)	(69,128)	(72,097)	(64,724)	(63,163)
Total stockholders' equity	745,962	748,113	744,853	751,537	753,571
Total liabilities and stockholders' equity	$7,740,450	$7,733,141	$7,731,385	$7,772,379	$7,683,461

Consolidated capital ratios
Equity to assets	9.64%	9.67%	9.63%	9.67%	9.81%
Tangible equity to tangible assets (1)	8.27%	8.31%	8.27%	8.31%	8.43%

Share data
Outstanding shares	64,577	64,580	64,580	64,580	64,434
Book value per share	$11.55	$11.58	$11.53	$11.64	$11.70
Tangible book value per share (2)	$9.77	$9.80	$9.75	$9.85	$9.90
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,709,654	$2,733,406	$2,722,623	$2,646,187	$2,645,851
Nonresidential mortgage	986,556	988,074	950,194	950,771	948,075
Commercial business	138,755	140,224	135,740	145,984	142,747
Construction	177,713	174,722	176,704	227,327	209,237
Total commercial loans	4,012,678	4,036,426	3,985,261	3,970,269	3,945,910
One- to four-family residential mortgage	1,748,591	1,761,465	1,765,160	1,768,230	1,756,051
Consumer loans:
Home equity loans	50,737	49,699	47,101	44,741	44,104
Other consumer	2,533	2,859	2,778	2,965	2,685
Total consumer loans	53,270	52,558	49,879	47,706	46,789
Total loans, excluding yield adjustments	5,814,539	5,850,449	5,800,300	5,786,205	5,748,750
Unaccreted yield adjustments	(1,602)	(4,274)	(8,542)	(1,959)	(15,963)
Loans receivable, net of yield adjustments	5,812,937	5,846,175	5,791,758	5,784,246	5,732,787
Less: allowance for credit losses on loans	(46,191)	(44,455)	(44,457)	(44,923)	(44,939)
Net loans receivable	$5,766,746	$5,801,720	$5,747,301	$5,739,323	$5,687,848

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	45,597	37,683	37,697	39,854	39,882
Total nonperforming loans	45,597	37,683	37,697	39,854	39,882
Nonaccrual loans held-for-sale	—	—	—	—	—
Other real estate owned	—	—	—	—	—
Total nonperforming assets	$45,597	$37,683	$37,697	$39,854	$39,882

Nonperforming loans (% total loans)	0.78%	0.64%	0.65%	0.69%	0.70%
Nonperforming assets (% total assets)	0.59%	0.49%	0.49%	0.51%	0.52%

Classified loans	$133,451	$125,790	$132,216	$119,534	$118,700

Allowance for credit losses on loans (ACL):
ACL to total loans	0.79%	0.76%	0.77%	0.78%	0.78%
ACL to nonperforming loans	101.30%	117.97%	117.93%	112.72%	112.68%
Net charge-offs	$49	$368	$573	$124	$3,518
Average net charge-off rate (annualized)	0.00%	0.03%	0.04%	0.01%	0.25%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Funding composition:
Deposits:
Non-interest-bearing deposits	$582,045	$587,118	$601,510	$592,099	$598,367
Interest-bearing demand	2,362,222	2,410,925	2,380,408	2,247,685	2,308,915
Savings	754,376	758,239	742,266	681,709	643,481
Certificates of deposit (retail)	1,218,920	1,218,479	1,213,887	1,215,746	1,199,127
Certificates of deposit (brokered)	757,654	732,587	732,989	733,273	408,234
Interest-bearing deposits	5,093,172	5,120,230	5,069,550	4,878,413	4,559,757
Total deposits	5,675,217	5,707,348	5,671,060	5,470,512	5,158,124

Borrowings:
Federal Home Loan Bank advances	1,106,491	1,028,976	1,028,949	1,209,888	1,534,789
Overnight borrowings	150,000	185,000	230,000	270,000	175,000
Total borrowings	1,256,491	1,213,976	1,258,949	1,479,888	1,709,789

Total funding	$6,931,708	$6,921,324	$6,930,009	$6,950,400	$6,867,913

Loans as a % of deposits	101.7%	101.8%	101.4%	105.1%	110.4%
Deposits as a % of total funding	81.9%	82.5%	81.8%	78.7%	75.1%
Borrowings as a % of total funding	18.1%	17.5%	18.2%	21.3%	24.9%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,989,095	$1,959,070	$1,935,607	$1,799,726	$1,772,623
Uninsured deposits (adjusted) (2)	$813,780	$799,238	$797,721	$773,375	$764,447
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and its holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Interest income
Loans	$66,485	$64,768	$65,408	$66,331	$65,819
Taxable investment securities	12,322	12,738	13,803	14,384	14,802
Tax-exempt investment securities	49	55	59	71	80
Other interest-earning assets	1,549	1,773	2,215	2,466	2,289
Total interest income	80,405	79,334	81,485	83,252	82,990

Interest expense
Deposits	33,607	34,912	36,721	35,018	32,187
Borrowings	10,955	10,380	12,152	15,788	17,527
Total interest expense	44,562	45,292	48,873	50,806	49,714
Net interest income	35,843	34,042	32,612	32,446	33,276
Provision for credit losses	1,785	366	107	108	3,527
Net interest income after provision for credit losses	34,058	33,676	32,505	32,338	29,749

Non-interest income
Fees and service charges	655	573	627	635	580
Gain on sale of loans	190	112	304	200	111
Income from bank owned life insurance	2,869	2,617	2,619	2,567	3,209
Electronic banking fees and charges	442	391	493	391	1,130
Other income	835	869	830	833	776
Total non-interest income	4,991	4,562	4,873	4,626	5,806

Non-interest expense
Salaries and employee benefits	18,093	17,700	17,579	17,498	17,266
Net occupancy expense of premises	2,820	3,075	2,831	2,798	2,738
Equipment and systems	4,030	3,921	3,892	3,860	3,785
Advertising and marketing	615	609	311	342	480
Federal deposit insurance premium	1,395	1,450	1,503	1,563	1,532
Directors' compensation	307	326	361	361	360
Goodwill impairment	—	—	—	—	97,370
Other expense	3,633	3,309	3,084	3,364	3,020
Total non-interest expense	30,893	30,390	29,561	29,786	126,551
Income (loss) before income taxes	8,156	7,848	7,817	7,178	(90,996)
Income taxes	1,387	1,200	1,251	1,086	(917)
Net income (loss)	$6,769	$6,648	$6,566	$6,092	$(90,079)

Net income (loss) per common share (EPS)
Basic	$0.11	$0.11	$0.11	$0.10	$(1.45)
Diluted	$0.11	$0.11	$0.10	$0.10	$(1.45)

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,946	$6,933	$6,933	$6,896	$6,903
Dividend payout ratio	102.6%	104.3%	105.6%	113.2%	-7.7%

Weighted average number of common shares outstanding
Basic	62,597	62,548	62,443	62,389	62,254
Diluted	62,755	62,713	62,576	62,420	62,330

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,830,421	$5,805,045	$5,762,053	$5,761,593	$5,743,008
Taxable investment securities	1,227,825	1,251,612	1,285,800	1,314,945	1,343,541
Tax-exempt investment securities	8,039	9,135	9,711	12,244	13,737
Other interest-earning assets	117,622	110,736	116,354	131,981	128,257
Total interest-earning assets	7,183,907	7,176,528	7,173,918	7,220,763	7,228,543
Non-interest-earning assets	454,975	457,206	459,982	467,670	466,537
Total assets	$7,638,882	$7,633,734	$7,633,900	$7,688,433	$7,695,080

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,342,523	$2,405,974	$2,314,378	$2,282,608	$2,310,521
Savings	754,192	751,243	711,801	668,240	631,622
Certificates of deposit (retail)	1,215,661	1,215,767	1,216,948	1,203,770	1,208,101
Certificates of deposit (brokered)	744,345	730,612	730,773	551,819	405,697
Total interest-bearing deposits	5,056,721	5,103,596	4,973,900	4,706,437	4,555,941
Borrowings:
Federal Home Loan Bank advances	1,083,902	1,028,958	1,085,455	1,325,583	1,507,192
Other borrowings	107,582	93,389	156,522	237,011	228,461
Total borrowings	1,191,484	1,122,347	1,241,977	1,562,594	1,735,653
Total interest-bearing liabilities	6,248,205	6,225,943	6,215,877	6,269,031	6,291,594
Non-interest-bearing liabilities:
Non-interest-bearing deposits	582,085	602,647	604,915	599,095	589,438
Other non-interest-bearing liabilities	64,405	59,919	65,258	69,629	62,978
Total non-interest-bearing liabilities	646,490	662,566	670,173	668,724	652,416
Total liabilities	6,894,695	6,888,509	6,886,050	6,937,755	6,944,010
Stockholders' equity	744,187	745,225	747,850	750,678	751,070
Total liabilities and stockholders' equity	$7,638,882	$7,633,734	$7,633,900	$7,688,433	$7,695,080

Average interest-earning assets to average interest-bearing liabilities	114.98%	115.27%	115.41%	115.18%	114.89%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.56%	4.46%	4.54%	4.61%	4.58%
Taxable investment securities	4.01%	4.07%	4.29%	4.38%	4.41%
Tax-exempt investment securities (1)	2.43%	2.43%	2.42%	2.32%	2.32%
Other interest-earning assets	5.27%	6.40%	7.62%	7.47%	7.14%
Total interest-earning assets	4.48%	4.42%	4.54%	4.61%	4.59%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.63%	2.73%	2.96%	3.13%	3.06%
Savings	1.33%	1.30%	1.29%	1.05%	0.63%
Certificates of deposit (retail)	3.56%	3.73%	4.06%	4.12%	3.95%
Certificates of deposit (brokered)	2.62%	2.58%	2.70%	2.18%	1.59%
Total interest-bearing deposits	2.66%	2.74%	2.95%	2.98%	2.83%
Borrowings:
Federal Home Loan Bank advances	3.60%	3.63%	3.78%	3.82%	3.86%
Other borrowings	4.45%	4.41%	4.88%	5.28%	5.24%
Total borrowings	3.68%	3.70%	3.91%	4.04%	4.04%
Total interest-bearing liabilities	2.85%	2.91%	3.15%	3.24%	3.16%

Interest rate spread (2)	1.62%	1.51%	1.39%	1.37%	1.43%
Net interest margin (3)	2.00%	1.90%	1.82%	1.80%	1.84%

Non-interest income to average assets (annualized)	0.26%	0.24%	0.26%	0.24%	0.30%
Non-interest expense to average assets (annualized)	1.62%	1.59%	1.55%	1.55%	6.58%

Efficiency ratio (4)	75.66%	78.72%	78.86%	80.35%	323.81%

Return on average assets (annualized)	0.35%	0.35%	0.34%	0.32%	-4.68%
Return on average equity (annualized)	3.64%	3.57%	3.51%	3.25%	-47.97%
Return on average tangible equity (annualized) (5)	4.36%	4.28%	4.21%	3.89%	3.33%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information, which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Adjusted net income:
Net income (loss) (GAAP)	$6,769	$6,648	$6,566	$6,092	$(90,079)
Non-recurring transactions - net of tax:
Net effect of bank-owned life insurance restructure	—	—	—	—	392
Goodwill impairment	—	—	—	—	95,283
Adjusted net income	$6,769	$6,648	$6,566	$6,092	$5,596

Calculation of pre-tax, pre-provision net revenue:
Net income (loss) (GAAP)	$6,769	$6,648	$6,566	$6,092	$(90,079)
Adjustments to net income (GAAP):
Provision for income taxes	1,387	1,200	1,251	1,086	(917)
Provision for credit losses	1,785	366	107	108	3,527
Pre-tax, pre-provision net revenue (non-GAAP)	$9,941	$8,214	$7,924	$7,286	$(87,469)

Adjusted earnings per share:
Weighted average common shares - basic	62,597	62,548	62,443	62,389	62,254
Weighted average common shares - diluted	62,755	62,713	62,576	62,420	62,330

Earnings per share - basic (GAAP)	$0.11	$0.11	$0.11	$0.10	$(1.45)
Earnings per share - diluted (GAAP)	$0.11	$0.11	$0.10	$0.10	$(1.45)

Adjusted earnings per share - basic (non-GAAP)	$0.11	$0.11	$0.11	$0.10	$0.09
Adjusted earnings per share - diluted (non-GAAP)	$0.11	$0.11	$0.10	$0.10	$0.09

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.16	$0.13	$0.13	$0.12	$(1.41)
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.16	$0.13	$0.13	$0.12	$(1.41)

Adjusted return on average assets:
Total average assets	$7,638,882	$7,633,734	$7,633,900	$7,688,433	$7,695,080

Return on average assets (GAAP)	0.35%	0.35%	0.34%	0.32%	-4.68%
Adjusted return on average assets (non-GAAP)	0.35%	0.35%	0.34%	0.32%	0.29%

Adjusted return on average equity:
Total average equity	$744,187	$745,225	$747,850	$750,678	$751,070

Return on average equity (GAAP)	3.64%	3.57%	3.51%	3.25%	-47.97%
Adjusted return on average equity (non-GAAP)	3.64%	3.57%	3.51%	3.25%	2.98%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Adjusted return on average tangible equity:
Total average equity	$744,187	$745,225	$747,850	$750,678	$751,070
Less: average goodwill	(113,525)	(113,525)	(113,525)	(113,525)	(113,525)
Less: average other intangible assets	(1,513)	(1,636)	(1,761)	(1,886)	(2,006)
Total average tangible equity	$629,149	$630,064	$632,564	$635,267	$635,539

Return on average tangible equity (non-GAAP)	4.36%	4.28%	4.21%	3.89%	3.33%
Adjusted return on average tangible equity (non-GAAP)	4.36%	4.28%	4.21%	3.89%	3.58%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$30,893	$30,390	$29,561	$29,786	$126,551
Non-recurring transactions:
Goodwill impairment	—	—	—	—	(97,370)
Non-interest expense (non-GAAP)	$30,893	$30,390	$29,561	$29,786	$29,181

Non-interest expense ratio (GAAP)	1.62%	1.59%	1.55%	1.55%	6.58%
Adjusted non-interest expense ratio (non-GAAP)	1.62%	1.59%	1.55%	1.55%	1.52%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$30,893	$30,390	$29,561	$29,786	$29,181

Net interest income (GAAP)	$35,843	$34,042	$32,612	$32,446	$33,276
Total non-interest income (GAAP)	4,991	4,562	4,873	4,626	5,806
Non-recurring transactions:
Net effect of bank-owned life insurance restructure	—	—	—	—	392
Total revenue (non-GAAP)	$40,834	$38,604	$37,485	$37,072	$39,474

Efficiency ratio (GAAP)	75.66%	78.72%	78.86%	80.35%	323.81%
Adjusted efficiency ratio (non-GAAP)	75.66%	78.72%	78.86%	80.35%	73.92%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2025	June 30, 2024
Adjusted net income:
Net income (loss) (GAAP)	$26,075	$(86,667)
Non-recurring transactions - net of tax:
Net effect of sale and call of securities	—	12,876
Net effect of bank-owned life insurance contract restructure	—	6,678
Goodwill impairment	—	95,283
Adjusted net income	$26,075	$28,170

Calculation of pre-tax, pre-provision net revenue:
Net income (loss) (GAAP)	$26,075	$(86,667)
Adjustments to net income (GAAP):
Provision for income taxes	4,924	5,891
Provision for credit losses	2,366	6,226
Pre-tax, pre-provision net revenue (non-GAAP)	$33,365	$(74,550)

Adjusted earnings per share:
Weighted average common shares - basic	62,508	62,444
Weighted average common shares - diluted	62,716	62,444

Earnings per share - basic (GAAP)	$0.42	$(1.39)
Earnings per share - diluted (GAAP)	$0.42	$(1.39)

Adjusted earnings per share - basic (non-GAAP)	$0.42	$0.45
Adjusted earnings per share - diluted (non-GAAP)	$0.42	$0.45

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.53	$(1.19)
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.53	$(1.19)

Adjusted return on average assets:
Total average assets	$7,648,846	$7,878,292

Return on average assets (GAAP)	0.34%	-1.10%
Adjusted return on average assets (non-GAAP)	0.34%	0.36%

Adjusted return on average equity:
Total average equity	$747,002	$824,317

Return on average equity (GAAP)	3.49%	-10.51%
Adjusted return on average equity (non-GAAP)	3.49%	3.42%

Adjusted return on average tangible equity:
Total average equity	$747,002	$824,317
Less: average goodwill	(113,525)	(186,685)
Less: average other intangible assets	(1,700)	(2,209)
Total average tangible equity	$631,777	$635,423

Return on average tangible equity (non-GAAP)	4.18%	-13.64%
Adjusted return on average tangible equity (non-GAAP)	4.18%	4.43%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2025	June 30, 2024
Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$120,630	$215,151
Non-routine transactions:
Goodwill impairment	—	(97,370)
Non-interest expense (non-GAAP)	$120,630	$117,781

Non-interest expense ratio (GAAP)	1.58%	2.73%
Adjusted non-interest expense ratio (non-GAAP)	1.58%	1.50%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$120,630	$117,781

Net interest income (GAAP)	$134,943	$142,594
Total non-interest income (GAAP)	19,052	(1,993)
Non-routine transactions:
Net effect of sale and call of securities	—	18,135
Net effect of bank-owned life insurance contract restructure	—	965
Total revenue (non-GAAP)	$153,995	$159,701

Efficiency ratio (GAAP)	78.33%	153.02%
Adjusted efficiency ratio (non-GAAP)	78.33%	73.75%